UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(D)

of the Securities Exchange Act Of 1934

Date of report (Date of earliest event reported):
October 4, 2018

Bank of Commerce Holdings

(Exact name of registrant as specified in its charter)

California

(State or other jurisdiction of incorporation)

000-25135	94-2823865
(Commission File Number)	IRS Employer Identification No.

555 Capitol Mall, Suite 1255
Sacramento, California 95814
(Address of principal executive offices) (zip code)

Registrant's telephone number, including area code: (800) 421-2575

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2 below):

[ X ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[     ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[     ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[     ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01        Other Events.

On October 4, 2018, Bank of Commerce Holdings (“BOCH”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Merchants Holding Company, a California corporation (“MHC”). Under the terms of the Merger Agreement, MHC will merge with and into BOCH, with BOCH as the surviving entity (the “Holding Company Merger”). Immediately thereafter, The Merchants National Bank of Sacramento, a national banking association and wholly owned subsidiary of MHC (“Merchants Bank”), will merge with and into Redding Bank of Commerce, a California state-chartered bank and wholly owned subsidiary of BOCH, with Redding Bank of Commerce surviving as a wholly owned subsidiary of BOCH (the “Bank Merger”).

Concurrently with the execution of the Merger Agreement, the directors and certain shareholders of MHC entered into voting agreements with BOCH pursuant to which such directors and shareholders have agreed, among other things, to vote their shares of MHC common stock in favor of the proposed transactions contemplated by the Merger Agreement.

Subject to the terms and conditions of the Merger Agreement, at the date and time when the Holding Company Merger becomes effective, and subject to certain adjustments, MHC shareholders may for each share of common stock held, elect to receive 3.8703 shares of BOCH common stock, or a cash amount equal to $48.43, or a combination of 2.3223 shares of BOCH common stock and $19.37 in cash. Giving effect to the merger, MHC shareholders will hold, in the aggregate, approximately 10% of BOCH’s outstanding common stock based on June 30, 2018 reported data.

Consummation of the transaction is subject to required regulatory approvals, MHC shareholder approval, and other customary conditions of closing. The transaction is presently expected to close in the first quarter of 2019. For information regarding the terms of the proposed transaction, reference is made to the press release dated October 4, 2018, which is attached as Exhibit 99.1 and incorporated herein by reference.

Forward-Looking Statements

This current report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (“PSLRA”). Such forward-looking statements include but are not limited to statements about the benefits of the business combination transaction involving BOCH and MHC, including future financial and operating results, the combined company’s plans, objectives, expectations and intentions, and other statements that are not historical facts. These forward-looking statements are subject to risks and uncertainties that may cause actual results or events to differ materially from those projected, including but not limited to the risks that the merger transaction does not close when expected or at all because required regulatory, shareholder or other approvals or other conditions to closing are not received or satisfied on a timely basis or at all; the risk that the benefits from the transaction may not be fully realized or may take longer to realize than expected, including as a result of changes in general economic and market conditions, interest and exchange rates, monetary policy, laws and regulations and their enforcement, and the degree of competition in the geographic and business areas in which BOCH and MHC operate; the ability to promptly and effectively integrate the businesses of Redding Bank of Commerce and Merchants Bank; the reaction to the transaction of the companies’ respective customers, employees, and counterparties; and the diversion of management time on merger-related issues. Readers are cautioned not to place undue reliance on the forward-looking statements, which speak only as of the date on which they are made and reflect management’s current estimates, projections, expectations and beliefs. BOCH undertakes no obligation to publicly revise or update the forward-looking statements to reflect events or circumstances that arise after the date of this report. For more information, see the risk factors described in BOCH’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other filings with the SEC.

Additional Information and Where to Find It

This report is being filed in respect of the proposed merger transaction involving BOCH and MHC. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities.

In connection with the proposed merger transactions, BOCH will file with the Securities and Exchange Commission (“SEC”) a Registration Statement on Form S-4 (the “Registration Statement”) that will include a Proxy Statement of MHC and a Prospectus of BOCH, as well as other relevant documents concerning the proposed transaction. Shareholders of MHC are urged to read carefully the Registration Statement and the Proxy Statement/Prospectus included therein regarding the proposed merger transactions when it becomes available and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents because they will contain important information. A free copy of the Proxy Statement/Prospectus included in the Registration Statement, as well as other filings containing information about BOCH, may be obtained at the SEC’s Internet site (http://www.sec.gov). You will also be able to obtain these documents, free of charge, from BOCH at https://www.bankofcommerceholdings.com or by requesting them in writing or by telephone from BOCH at: Bank of Commerce Holdings, 1901 Churn Creek Road, Redding, California 96002, ATTN:  Investor Relations; Telephone (800) 421-2575.

BOCH and MHC and certain of their directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of MHC in connection with the proposed merger transactions. Information about the directors and executive officers of BOCH is set forth in the proxy statement for BOCH’s 2018 annual meeting of shareholders, as filed with the SEC on Schedule 14A on April 5, 2018. Additional information regarding the interests of those participants and other persons who may be deemed participants may be obtained by reading the Proxy Statement/Prospectus included in the Registration Statement and other relevant documents regarding the proposed merger transactions filed with the SEC when they become available. Copies of these documents may be obtained free of charge from the sources described above.

Item 9.01   Financial Statements and Exhibits.

(d)  Exhibits

            99.1     Press Release dated October 4, 2018.

            99.2     Presentation dated October 4, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

October 4, 2018
/s/ Samuel D. Jimenez
By: Samuel D. Jimenez
Executive Vice President – Chief Operating Officer